CONSENT OF INDEPENDENT AUDITORS





We consent to the reference made to our firm under the caption "Independent Auditors" and to the use of our report dated December 16, 1999 in this Registration Statement (Form N-1A No. 333-84031) of TrueCrossing Funds.






                                                       ERNST & YOUNG LLP


New York, New York
December 16, 1999










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